UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

DOCUSIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38465	91-2183967
(State or Other Jurisdictions of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

221 Main St., Suite 1000 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 489-4940

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a material definitive agreement.

On July 31, 2018, DocuSign, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, SpringCM Inc., a Delaware corporation (“SpringCM”), Sparrow Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and TF Corporate Services LLC, as the stockholders’ representative thereunder. Pursuant to the Merger Agreement, Merger Sub will be merged with and into SpringCM, with SpringCM continuing as the surviving company and becoming a wholly-owned subsidiary of the Company (the “Acquisition”). The aggregate consideration payable in exchange for all of the outstanding equity interests of SpringCM is approximately $220 million in cash, subject to adjustments as set forth in the Merger Agreement. In addition, certain continuing employees of SpringCM will receive performance-vested restricted stock units as well as other retention incentives.

The Acquisition has been approved by the board of directors of each of the Company and SpringCM, and has been approved by the stockholders of SpringCM.

The Merger Agreement contains representations, warranties and covenants of the Company, SpringCM and Merger Sub that are customary for a transaction of this nature, including among others, covenants by SpringCM regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters.

The Merger Agreement also contains customary indemnification provisions whereby the stockholders of SpringCM will indemnify the Company for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of SpringCM, pre-closing taxes of SpringCM, and certain other matters, subject to certain caps and thresholds. The Company also purchased a buy-side representations and warranties insurance policy under which it may seek coverage for breaches of SpringCM’s representations and warranties to supplement an indemnity escrow. The representations and warranties insurance policy is subject to certain customary exclusions and deductibles.

SpringCM and the Company have agreed to use their respective reasonable best efforts, subject to certain exceptions, to consummate the transactions contemplated in the Merger Agreement as promptly as reasonably practicable and obtain any required regulatory approvals. Prior to the completion of the Acquisition, the Company and SpringCM will continue to operate as separate companies.

The Acquisition is expected to close in the third quarter of the Company’s fiscal year. Consummation of the Acquisition is subject to various conditions, including, among others, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The obligation of each party to consummate the Acquisition is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, SpringCM or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by SpringCM to the Company in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and SpringCM rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, SpringCM or Merger Sub.

On July 31, 2018, the Company and SpringCM issued a joint press release relating to the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Forward Looking Statements

This report contains forward-looking information related to the Company, SpringCM and our acquisition of SpringCM that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction, the anticipated timing of closing of the proposed transaction, our ability to develop our System of Agreement platform and deliver product innovation, our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, risks related to our ability to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements; the satisfaction of the conditions precedent to consummation of the proposed transaction; our ability to secure regulatory approvals on the terms expected, in a timely manner or at all; our ability to successfully integrate SpringCM’s operations; our ability to implement its plans, forecasts and other expectations with respect to SpringCM’s business after the completion of the transaction; our ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; the outcome of any legal proceedings related to the transaction or otherwise; the negative effects of the announcement or the consummation of the proposed transaction on the market price of our common stock or on our operating results; significant transaction costs; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base, our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally.

Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated April 26, 2018, our quarterly report on Form 10-Q for the quarter ended April 30, 2018 and other filings that we make from time to time with the Securities and Exchange Commission which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01.

(d) Exhibits

Exhibit	Description

2.1†	Agreement and Plan of Merger, dated as of July 31, 2018, by and among DocuSign, Inc., SpringCM Inc., Sparrow Merger Sub, Inc. and TF Corporate Services LLC, as the Stockholders’ Representative

99.1	Press Release dated July 31, 2018

†

We have omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2018

DOCUSIGN, INC.

By:	/s/ Reginald D. Davis
Reginald D. Davis
General Counsel and Secretary